UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549


                                  FORM 8-K

                               CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  July 23, 2004


                          PENDER INTERNATIONAL, INC.
            (Exact name of registrant as specified in its charter)

   Delaware                       0 - 50045                     33-0823179
(State or other           (Commission File Number)            (I.R.S. Employer
jurisdiction of                                         Identification Number)
incorporation or
organization)


            60 Columbia Way, Suite 300, Markham, Ontario, L3R 0C9
                  (Address of principal executive offices)

                               (905) 415-5016
                      (Registrant's telephone number)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 7.01.  REGULATION FD DISCLOSURE

On July 23, 2004, the board of directors of Pender International Inc. approved and declared a seven-for-one forward split in the form of a stock dividend on the registrant's common stock, par value $0.0001 per share. The common stock dividend was distributed on July 26, 2004 to stockholders of record as at July 23, 2004. The common stock dividend increased the registrant's issued and outstanding number of shares of common stock to 57,498,000 shares.

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                    Pender International, Inc.
                                                    (Registrant)


                                                    /s/ Kalson G.H. Jang
                                                    --------------------------
                                                    Kalson G.H. Jang
                                                    Chairman and Director
                                                    (Duly Authorized Officer)

                                                    Date: March 16, 2005


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